[PHOTO]

VANGUARD
FLORIDA INSURED
TAX-FREE FUND

Semiannual Report
May 31, 1997


[VANGUARD LOGO]

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                  Performance
                                    Summary
                                       6

                                   Financial
                                   Statements
                                       7


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER





                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

DEAR SHAREHOLDER,


     During the first half of Vanguard Florida Insured Tax-Free Fund's 1997 fiscal year, interest rates drifted unevenly upward as the surprising staying power of the U.S. economy continued to stoke fears of higher inflation. While the general rise in interest rates caused municipal bond prices to decline, interest income was sufficient to give bonds a marginally positive total return for the six months ended May 31, 1997. In this environment, our return surpassed that of our average competitor, as shown in the table below.

     The Fund's total return (capital change plus reinvested dividends) is based on a change in net asset value from $11.07 per share on November 30, 1996, to $10.94 per share on May 31, 1997, adjusted for dividends totaling $0.281 per share from net investment income.

THE PERIOD IN REVIEW

The half-year was marked by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. In the taxable bond market, yields moved steadily higher during the first four months of the period, only to retrace a few steps during the final two months as concerns about inflation eased somewhat.


--------------------------------------------
                              TOTAL RETURN
                            SIX MONTHS ENDED
                              MAY 31, 1997
--------------------------------------------
 Vanguard Florida Insured
   Tax-Free Fund                  +1.4%
--------------------------------------------
Average Florida Municipal Fund    +1.2
--------------------------------------------

     On balance, yields on longer-term U.S. Treasury securities ended the period higher than they started. The yield on the benchmark 30-year U.S. Treasury bond rose by 56 basis points (0.56 percentage point), from 6.35% on November 30, 1996, to 6.91% on May 31, 1997. Municipal bonds withstood the interest rate increase better than their taxable counterparts, thanks in part to a reduced supply of new issues during the period. The yield on long-term municipal bonds edged up on balance from 5.45% to 5.55%.

     The Fund's +1.4% total return during the half-year consisted of a +2.6% income return and a capital decline of -1.2%, reflecting bond price declines engendered by the modest increase in interest rates. This return bested that of the average Florida municipal bond fund, but fell behind the +1.7% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, outside the "real world" of operating expenses and transaction costs.

     Though recent history shows the harm that rising interest rates can inflict on long-term bonds, the extended view reminds us that falling interest rates periodically have the opposite effect. In the end, these changes amount over time to little more than "noise," leaving the rate of interest income as the main source of our long-term returns.

     Over these longer periods, our Fund is aided by our disciplined management approach, as well as by our low expenses--durable advantages for our shareholders that we expect to continue. Our Fund's expense ratio (expenses as a percentage of average net assets) was 0.19% in fiscal 1996, compared with 1% charged by the average Florida tax-free fund.

     This cost advantage allows us to offer a portfolio of bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default--insurance that obviously comes at a cost--while providing returns that are fully competitive with those of uninsured municipal bond portfolios. Our expense ratio advantage aided our performance during the brief semiannual period, just as it has done over longer periods (+8.6% for our Fund versus +7.5% for our peers over the past twelve months, and an annualized +7.5% return versus an annualized +6.4% for competing funds since the Fund's September 1992 inception).

IN SUMMARY

It's worth noting that the mediocre performance of the U.S. bond market over the past six months stands in stark contrast to that of the U.S. stock market, which continued to steam ahead, gaining +13.1% (as measured by the Standard & Poor's 500 Composite Stock Price Index).

     While it may be difficult for bond investors to watch the big gap between the recent returns of stocks and bonds, it is exactly this lack of correlation between the asset classes that makes the creation and maintenance of a balanced investment program of stock funds, bond funds, and money market funds a prudent move for mutual fund investors. As that gap narrows--or opens in favor of bonds over stocks, as it will from time to time--the true value of a balanced program will be evident.

     We look forward to reporting to you in further detail in our 1997 Annual Report six months hence.



/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Chairman of the Board                                  President

 June 16, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

------------------------------------------------------------------
                                               TOTAL RETURNS
                                        PERIODS ENDED MAY 31, 1997
                                        --------------------------
                                       6 MONTHS   1 YEAR   5 YEARS*
------------------------------------------------------------------
EQUITY
   S&P 500 Index                           13.1%    29.4%    18.4%
   Russell 2000 Index                       8.4      7.0     15.8
   MSCI-EAFE Index                          4.2      7.9     10.9
------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index              0.9%     8.3%     7.2%
   Lehman 10-Year Municipal
     Bond Index                             1.7      8.2      7.5
   Salomon 90-Day U.S. Treasury Bills       2.6      5.3      4.5
------------------------------------------------------------------
OTHER
   Consumer Price Index                     0.9%     2.2%     2.8%
------------------------------------------------------------------

*Average annual.


     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

     The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

     Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

REPORT FROM THE ADVISER


     Stronger-than-expected economic growth and concerns over inflation led to a rise in interest rates during the six months ended May 31, 1997, the first half of the fiscal year for Vanguard Florida Insured Tax-Free Fund. In March, the Federal Reserve Board responded by increasing the federal funds rate a quarter-point to 5.50%. Yields on the benchmark 30-year U.S. Treasury bond rose
0.56 percentage point to 6.91% during the six months, while yields on long-term, high-quality municipal bonds increased a mere 0.10 percentage point to 5.55%.

     The magnitude of the rise in rates was partially mitigated by strong investor demand and reduced supply in the municipal market. Consequently, yields of long-term, high-grade tax-exempt bonds rose less in relation to yields on U.S. Treasury bonds, from a ratio of 86% last November 30 to 80% on May 31. While the lack of supply helped the performance of municipal bonds relative to Treasuries, it also resulted in a compression of the yield differentials between higher- and lower-quality municipal securities. Over the short term, such an environment is often advantageous to the price performance of mutual funds holding lower-quality bonds. In contrast, Vanguard's state tax-free Portfolios are insured and adhere to significantly higher quality standards than the typical mutual fund. Nonetheless, the Portfolios provided returns competitive with those of lower-quality competitors.

     During the first fiscal half, we pursued two strategies to maximize tax-exempt income and minimize risk. First, we lowered the effective maturities of the Portfolios, which reduced their exposure to rising interest rates and preserved principal. This was accomplished by offsetting our market exposure through hedges in (i.e., sales of) Treasury futures contracts, while maintaining our holdings of municipal bonds. Second, we overweighted our holdings of intermediate-term bonds with maturities of 10-20 years. Intermediate bonds currently offer the best relative value because they generate 95% of the yield of long-term municipal bonds while providing less price volatility. In combination, these strategies enabled us to reduce our exposure to interest rate changes, maintain a high tax-exempt dividend stream, and capitalize on the relative outperformance of municipal bonds.

     Vanguard's investment objective is to provide consistent above-average performance relative to our competitors. We accomplish this by combining a disciplined management approach with a low expense ratio. Over the long term, we believe this philosophy will continue to produce superior performance and a durable tax-exempt dividend for our shareholders.

     The second half of the fiscal year will require investors to remain vigilant because of the possibility of further increases in the federal funds rate by the Federal Reserve Board.

Ian A. MacKinnon, Senior Vice President
Reid O. Smith, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 11, 1997



INVESTMENT PHILOSOPHY

The Fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

FLORIDA INSURED TAX-FREE FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1992-MAY 31, 1997
-------------------------------------------
   FLORIDA INSURED TAX-FREE FUND     LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------
1992       1.6%    1.2%     2.8%      1.8%
1993       6.9     5.5     12.4      11.1
1994     -11.0     4.9     -6.1      -5.2
1995      13.8     6.3     20.1      18.9
1996       1.2     5.3      6.5       5.9
1997**    -1.2     2.6      1.4       1.7
-------------------------------------------

 *Lehman Municipal Bond Index.
**Six months ended May 31, 1997.
See Financial Highlights table on page 13 for dividend and capital gains information since the Fund's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*

-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                  INCEPTION                       -----------------------
                                    DATE     1 YEAR               CAPITAL  INCOME  TOTAL
-----------------------------------------------------------------------------------------
Florida Insured Tax-Free Fund      9/1/92     5.53%                1.77%    5.40%   7.17%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]


FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE      MARKET
                                                                              MATURITY               AMOUNT      VALUE*
FLORIDA INSURED TAX-FREE FUND                                      COUPON         DATE                (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (91.4%)
-----------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (91.3%)
Alachua County FL Health Fac. (Shands Teaching Hosp.)                6.25%    12/1/11 (1)          $  3,095    $  3,380
Alachua County FL Health Fac. (Shands Teaching Hosp.)                6.25%    12/1/16 (1)             8,695       9,513
Alachua County FL Health Fac. VRDO (Shands Teaching Hosp.)           3.90%     6/4/97 (1)             3,000       3,000
Allegany FL Health System Rev. (St. Mary's Hosp.)                    5.00%    12/1/12 (1)             7,380       7,050
Boynton Beach FL Utilities System                                    6.25%    11/1/20 (3)             2,085       2,185
Boynton Beach FL Utilities System                                    6.25%    11/1/20 (3)(ETM)          415         447
Brevard County FL Health Fac. (Holmes Medical Center)               5.625%    10/1/14 (1)             3,000       3,027
Broward County FL Solid Waste                                        5.75%     7/1/13 (1)             4,130       4,202
Canaveral FL Port Auth.                                              6.00%     6/1/06 (3)             1,000       1,063
Charlotte County FL Utility System                                   6.75%    10/1/13 (3)             2,750       3,095
Charlotte County FL Utility System                                  6.875%    10/1/21 (3)             8,500       9,624
Collier County FL COP                                                6.25%    2/15/13 (4)            12,500      13,670
Coral Springs FL Improvement Dist. GO                                6.00%     6/1/10 (1)             2,300       2,470
Dade County FL Health Fac. Auth. (Baptist Hosp. Miami)               5.25%    5/15/13 (1)             5,500       5,344
Dade County FL School GO                                            6.125%     6/1/14 (1)             6,660       6,986
Dade County FL School GO                                            6.875%     8/1/02 (1)             5,000       5,507
Dade County FL Seaport GO                                            6.25%    10/1/01 (2)(Prere.)     2,000       2,149
Dade County FL Seaport GO                                            6.50%    10/1/01 (2)(Prere.)     4,090       4,436
Dade County FL Solid Waste System Rev.                               6.00%    10/1/05 (2)             5,000       5,344
Dade County FL Solid Waste System Rev.                               6.00%    10/1/07 (2)             9,000       9,659
Dade County FL Water & Sewer System Rev.                             5.25%    10/1/11 (3)             4,000       3,976
Dade County FL Water & Sewer System Rev.                             5.25%    10/1/12 (3)             6,000       5,931
Dade County FL Water & Sewer System Rev.                             5.50%    10/1/15 (3)             2,000       2,008
Dade County FL Water & Sewer System Rev.                             6.25%    10/1/07 (3)             1,000       1,106
Dade County FL Water & Sewer System Rev.                             6.25%    10/1/09 (3)             1,500       1,655
Dade County FL Water & Sewer System Rev. VRDO                        3.85%     6/4/97 (3)             8,519       8,519
Davie FL Water & Sewer                                              6.375%    10/1/12 (2)             2,500       2,777

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE      MARKET
                                                                              MATURITY               AMOUNT      VALUE*
FLORIDA INSURED TAX-FREE FUND                                      COUPON         DATE                (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
Dunedin FL Utility System                                            6.75%    10/1/08 (3)         $   1,115   $   1,279
Dunedin FL Utility System                                            6.75%    10/1/10 (3)             2,465       2,826
Florida Department of Environmental Protection                       5.50%     7/1/00 (2)            14,095      14,509
Florida Department of Environmental Protection                       5.75%     7/1/13 (2)             2,585       2,636
Florida Muni. Power Agency                                           6.25%    10/1/02 (2)             4,500       4,916
Florida Muni. Power Agency (St. Lucie Project)                       4.40%    10/1/97 (3)             2,230       2,235
Florida Muni. Power Agency (Tricity Project)                         5.00%    10/1/10 (2)             4,340       4,216
Florida Turnpike Auth.                                               5.00%     7/1/16 (3)             3,700       3,441
Greater Orlando FL Aviation Auth.                                    6.10%    10/1/06 (2)             2,500       2,675
Gulf Breeze FL Local Govt. Pooled Loan Program VRDO                  4.00%     6/5/97 (3)             2,945       2,945
Hillsborough County FL IDA (Univ. Community Hosp.)                   6.50%    8/15/19 (1)            14,600      16,417
Hillsborough County FL School Board COP                              5.25%     7/1/17 (1)            12,000      11,539
Hillsborough County FL School Board COP                             5.625%     7/1/15 (2)             6,500       6,552
Indian River County FL Water & Sewer                                 5.25%     9/1/18 (3)             6,415       6,160
Indian River County FL Water & Sewer                                 6.50%     9/1/08 (3)             2,540       2,860
Jacksonville FL Capital Improvement (Gator Bowl Project)             5.50%    10/1/19 (2)             5,850       5,667
Jacksonville FL Rev.                                                 5.50%    10/1/12 (2)             4,900       4,920
Jacksonville FL Water & Sewer                                        5.00%    10/1/20 (1)             3,000       2,778
Lakeland FL Electric & Water                                         6.00%    10/1/14 (3)             2,000       2,131
Lakeland FL Electric & Water                                         6.50%    10/1/09 (3)             4,000       4,504
Lee County FL Local Option Gas Tax Rev.                              5.50%    10/1/09 (1)             2,000       2,009
Lee County FL School Board COP                                       6.00%     8/1/07 (4)             5,820       6,265
Lee County FL School Board COP                                       6.00%     8/1/08 (4)             6,180       6,627
Marion County FL Hosp. Dist. (Monroe Regional Medical Center)        6.20%    10/1/07 (3)             1,000       1,072
Melbourne FL Water & Sewer                                          6.375%    10/1/12 (3)             1,000       1,071
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)         6.125%   11/15/14 (4)             1,250       1,303
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)          6.25%   11/15/08 (4)             2,000       2,142
Miami FL GO                                                          5.90%    12/1/08 (3)             1,000       1,062
Miami FL GO                                                          6.00%    12/1/09 (3)             1,380       1,469
Naples FL Hosp. Rev.                                                 5.50%    10/1/16 (1)             2,250       2,213
North Broward FL Hosp. Dist. Rev.                                    5.25%    1/15/17 (1)             3,500       3,347
North Broward FL Hosp. Dist. Rev.                                   5.375%    1/15/13 (1)             1,750       1,727
North Broward FL Hosp. Dist. Rev.                                    5.75%    1/15/07 (1)             2,560       2,699
Ocala FL Water & Sewer                                               5.50%    10/1/15 (2)             4,550       4,569
Ocala FL Water & Sewer                                               6.00%    10/1/05 (2)             2,565       2,771
Ocala FL Water & Sewer                                               6.00%    10/1/10 (2)             2,435       2,618
Orange County FL COP                                                 6.00%     8/1/11 (1)             6,000       6,309
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)    5.25%   11/15/20 (2)             3,000       2,826
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)    5.50%   11/15/15 (2)             1,250       1,250
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)    6.25%   11/15/08 (2)             4,570       4,990
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)    6.25%   11/15/10 (2)             6,015       6,474
Orange County FL Health Fac. Auth. (Orlando Regional Health)         6.25%    10/1/09 (1)             6,980       7,687
Orange County FL Health Fac. Auth. (Orlando Regional Health)         6.25%    10/1/10 (1)             7,435       8,156
Orange County FL Health Fac. Auth. (Orlando Regional Health)         6.25%    10/1/11 (1)             3,910       4,284
Orange County FL Health Fac. Auth. (Orlando Regional Health)         6.25%    10/1/13 (1)             2,465       2,693
Orange County FL Health Fac. Auth. (Orlando Regional Health)         6.25%    10/1/16 (1)             5,500       6,014
Orange County FL Health Fac. Auth. (Orlando Regional Health)         6.25%    10/1/18 (1)             2,700       2,952
Orange County FL Solid Waste                                        6.375%    10/1/17 (3)             3,500       3,724
Orange County FL Tourist Dev.                                        5.90%    10/1/10 (1)             1,250       1,331
Orange County FL Tourist Dev.                                        6.50%    10/1/19 (2)             4,000       4,331
Orlando & Orange County FL Expressway Auth.                         5.375%     7/1/11 (2)             5,000       5,001
Orlando & Orange County FL Expressway Auth.                          6.50%     7/1/10 (3)             2,000       2,242
Osceola County FL Gas Tax Rev.                                       5.90%     4/1/08 (3)             1,805       1,900
Palm Beach County FL Criminal Justice Fac.                          5.375%     6/1/07 (3)             5,280       5,464
Palm Beach County FL Criminal Justice Fac.                          5.375%     6/1/08 (3)             2,375       2,452
Palm Beach County FL Criminal Justice Fac.                          5.375%     6/1/11 (3)             1,120       1,133
Palm Beach County FL Criminal Justice Fac.                           7.20%     6/1/15 (3)             3,000       3,597
Palm Beach County FL Solid Waste Auth.                               6.00%    10/1/07 (2)            10,000      10,807
Palm Beach County FL Solid Waste Auth.                               6.00%    10/1/08 (2)            17,395      18,729
Pinellas County FL Health Fac. Auth. (Morton Plant Hosp.)            5.25%   11/15/12 (1)             2,705       2,657
St. Lucie County FL Utility System                                   5.50%    10/1/15 (3)(ETM)        5,000       5,003
St. Lucie County FL Utility System                                   6.00%    10/1/20 (3)(ETM)        3,165       3,321

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE      MARKET
                                                                              MATURITY               AMOUNT      VALUE*
                                                                   COUPON         DATE                (000)       (000)
-----------------------------------------------------------------------------------------------------------------------
St. Lucie County FL Utility System                                   6.00%     9/1/24 (3)         $  11,750   $  12,054
St. Lucie County FL Utility System                                   6.50%    10/1/08 (1)(ETM)        4,910       5,460
Sarasota County FL Utility System                                    5.75%    10/1/12 (3)             4,325       4,405
Sarasota County FL Utility System                                    7.00%    10/1/09 (3)             6,260       7,301
Seacoast FL Utility Auth.                                            5.00%     3/1/19 (3)             7,450       6,839
Seacoast FL Utility Auth.                                            5.50%     3/1/10 (3)             2,500       2,521
Seacoast FL Utility Auth.                                            5.50%     3/1/13 (3)             4,000       4,004
Seacoast FL Utility Auth.                                            5.50%     3/1/17 (3)             2,400       2,414
Seacoast FL Utility Auth.                                            5.50%     3/1/19 (3)             1,595       1,603
Seminole County FL School Board COP                                 6.125%     7/1/14 (1)             1,000       1,046
Seminole County FL School Board COP                                 6.125%     7/1/19 (1)             2,500       2,600
Seminole County FL School Board COP                                  6.50%     7/1/21 (1)             2,750       3,053
Seminole County FL Water & Sewer Rev.                                6.00%    10/1/09 (1)             1,800       1,945
Seminole County FL Water & Sewer Rev.                                6.00%    10/1/12 (1)             5,000       5,358
Seminole County FL Water & Sewer Rev.                                6.00%    10/1/19 (1)             7,500       7,988
Sunrise FL Utility System                                            5.75%    10/1/16 (2)             2,000       2,023
Tamarac FL Water & Sewer Utility                                     5.90%    10/1/11 (3)             3,980       4,232
Tampa FL Water & Sewer                                               6.25%    10/1/02 (3)(Prere.)     7,395       7,984
Tampa FL Water & Sewer                                               6.25%    10/1/12 (3)             5,805       6,091
Titusville FL Water & Sewer                                          6.00%    10/1/24 (1)             2,500       2,579
West Palm Beach FL Public Service Tax                               6.125%     3/1/10 (1)             1,560       1,628
                                                                                                              ---------
                                                                                                                494,748
                                                                                                              ---------
NON-INSURED (8.1%)
Florida Board of Educ.                                               5.00%     6/1/12                 6,000       5,744
Florida Board of Educ.                                               6.75%     4/1/01 (Prere.)        2,000       2,177
Florida State Housing Finance Agency                                 6.25%     7/1/11                 1,790       1,854
Florida State Housing Finance Agency                                 6.35%     7/1/14                 2,245       2,325
Gainesville FL Utility System                                        6.50%    10/1/12                 1,500       1,694
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)     4.15%     6/3/97                 3,900       3,900
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)     4.00%     6/3/97                 3,580       3,580
Jacksonville FL Electric Auth.                                       6.00%    10/1/04                 6,150       6,609
Orlando FL Utilities Comm.                                           6.75%    10/1/17                11,700      13,618
Tallahassee FL Consolidated Utility System                           6.20%    10/1/19                 2,000       2,102
                                                                                                              ---------
                                                                                                                 43,603
                                                                                                              ---------
-----------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $519,109)                                                                                               538,351
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              8,198
Liabilities                                                                                                      (4,841)
                                                                                                              ---------
                                                                                                                  3,357
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 49,529,118 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                      $541,708
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $10.94
=======================================================================================================================

*See Note A in Notes to Financial Statements.
-Securities with a value of $1,469,000 have been segregated as initial margin for open futures contracts. For explanations of abbreviations and other references, see page 10.

------------------------------------------------------------------------------------------

                                                                         AMOUNT       PER
 FLORIDA INSURED TAX-FREE FUND                                            (000)     SHARE
------------------------------------------------------------------------------------------
 AT MAY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
 Paid in Capital                                                       $525,392     $10.61
 Undistributed Net Investment Income                                         --        --
 Accumulated Net Realized Losses                                         (2,835)      (.06)
 Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                  19,242        .39
  Futures Contracts                                                         (91)       --
------------------------------------------------------------------------------------------
 NET ASSETS                                                            $541,708     $10.94
==========================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------
                                                           FLORIDA INSURED TAX-FREE FUND
                                                           SIX MONTHS ENDED MAY 31, 1997
                                                                                   (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Interest                                                                      $14,289
                                                                                 --------
      Total Income                                                                14,289
                                                                                 --------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                                    39
      Management and Administrative                                                  349
      Marketing and Distribution                                                      70
   Custodian Fees                                                                      7
   Auditing Fees                                                                       4
   Shareholders' Reports                                                               5
   Trustees' Fees and Expenses                                                         1
                                                                                 --------
      Total Expenses                                                                 475
      Expenses Paid Indirectly--Note C                                                (7)
                                                                                 --------
      Net Expenses                                                                   468
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             13,821
-----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                        275
   Futures Contracts                                                                 419
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                    694
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                          (7,052)
   Futures Contracts                                                                 (91)
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  (7,143)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               7,372
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------
                                                               FLORIDA INSURED TAX-FREE FUND
                                                              -------------------------------
                                                                SIX MONTHS              YEAR
                                                                     ENDED             ENDED
                                                              MAY 31, 1997     NOV. 30, 1996
                                                                     (000)             (000)
---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                            13,821            23,710
   Realized Net Gain                                                   694             1,876
   Change in Unrealized Appreciation (Depreciation)                 (7,143)            4,311
                                                                 ----------------------------
      Net Increase in Net Assets Resulting from Operations           7,372            29,897
                                                                 ----------------------------
DISTRIBUTIONS
   Net Investment Income                                           (13,821)          (23,710)
   Realized Capital Gain                                                --                --
                                                                 ----------------------------
      Total Distributions                                          (13,821)          (23,710)
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                          129,628           207,879
   Issued in Lieu of Cash Distributions                              8,866            15,310
   Redeemed                                                       (105,386)         (137,644)
                                                                  ----------------------------
      Net Increase from Capital Share Transactions                 33,1088             5,545
----------------------------------------------------------------------------------------------
   Total Increase                                                   26,659            91,732
----------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                             515,049           423,317
                                                                  ----------------------------
   End of Period                                                  $541,708          $515,049
==============================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                           11,877             19,106
   Issued in Lieu of Cash Distributions                                814             1,413
   Redeemed                                                         (9,683)          (12,696)
                                                                  ----------------------------
      Net Increase in Shares Outstanding                             3,008             7,823
==============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year.

------------------------------------------------------------------------------------------------------------
                                                              FLORIDA INSURED TAX-FREE FUND
                                                           YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED   --------------------------------------  SEP. 1* TO
THROUGHOUT EACH PERIOD                  MAY 31, 1997     1996      1995     1994      1993    NOV. 30, 1992
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.07   $10.94    $  9.61   $10.86    $10.16          $10.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                        .281     .550       .560     .550      .537            .122
   Net Realized and Unrealized Gain (Loss)
      on Investments                           (.130)    .130      1.330   (1.180)     .700            .160
                                              --------------------------------------------------------------
      Total from Investment Operations          .151     .680      1.890    (.630)    1.237            .282
                                              --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income       (.281)    (.550)     (.560)   (.550)    (.537)          (.122)
   Distributions from Realized Capital Gains     --        --         --    (.070)       --              --
                                              --------------------------------------------------------------
      Total Distributions                     (.281)    (.550)     (.560)   (.620)    (.537)          (.122)
      ------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $10.94    $11.07     $10.94   $ 9.61    $10.86          $10.16
============================================================================================================

TOTAL RETURN                                  1.40%     6.45%     20.05%   -6.08%    12.38%           2.84%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)        $542      $515       $423   $  284      $269             $63
   Ratio of Total Expenses to
      Average Net Assets                    0.18%**     0.19%      0.21%    0.22%     0.21%         0.24%**
   Ratio of Net Investment Income to
      Average Net Assets                    5.18%**     5.09%      5.33%    5.31%     5.01%         5.10%**
   Portfolio Turnover Rate                    25%**       19%        20%      43%       34%             15%
------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Insured Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At May 31, 1997, the Fund had contributed capital of $44,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1997, custodian fee offset arrangements reduced expenses by $7,000.

D. During the six months ended May 31, 1997, the Fund purchased $113,717,000 of investment securities and sold $62,530,000 of investment securities, other than temporary cash investments.

E. Capital gains (losses) may be realized in a different time period for tax purposes than for financial reporting purposes. At November 30, 1996, the Fund had available a capital loss carryforward of $304,000 to offset future net capital gains through November 30, 2003.

F. At May 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $19,242,000, consisting of unrealized gains of $19,589,000 on securities that had risen in value since their purchase and $347,000 in unrealized losses on securities that had fallen in value since their purchase.

     At May 31, 1997, the aggregate settlement value of open futures contracts expiring in June 1997 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                    ----------------------------
                                                     AGGREGATE
                                     NUMBER OF      SETTLEMENT      UNREALIZED
         FUTURES CONTRACTS        SHORT CONTRACTS      VALUE       DEPRECIATION
--------------------------------------------------------------------------------
         U.S. Treasury Bond             322           $35,430          $(91)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of
         The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.


[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(c) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
    Vanguard/Windsor Fund
    Vanguard/Windsor II
    Vanguard Equity Income Fund
    Vanguard Growth and Income Portfolio
    Vanguard Selected Value Portfolio
    Vanguard/Trustees' Equity-U.S. Portfolio
    Vanguard Convertible Securities Fund

BALANCED FUNDS
    Vanguard/Wellington Fund
    Vanguard/Wellesley Income Fund
    Vanguard STAR Portfolio
    Vanguard Asset Allocation Fund
    Vanguard LifeStrategy Portfolios

GROWTH FUNDS
    Vanguard/Morgan Growth Fund
    Vanguard/PRIMECAP Fund
    Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
    Vanguard Explorer Fund
    Vanguard Specialized Portfolios
    Vanguard Horizon Fund

INTERNATIONAL FUNDS
    Vanguard International Growth Portfolio
    Vanguard International Value Portfolio

INDEX FUNDS
    Vanguard Index Trust
    Vanguard Tax-Managed Fund
    Vanguard Balanced Index Fund
    Vanguard Bond Index Fund
    Vanguard International Equity Index Fund
    Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
    Vanguard Money Market Reserves
    Vanguard Treasury Money Market Portfolio
    Vanguard Admiral Funds

INCOME FUNDS
    Vanguard Fixed Income Securities Fund
    Vanguard Admiral Funds
    Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
    Vanguard Municipal Bond Fund
    Vanguard State Tax-Free Funds
       (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
    Vanguard Municipal Bond Fund
    Vanguard State Tax-Free Funds
       (CA, FL, NJ, NY, OH, PA)


Q182-5/97